UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 3, 2005 (December 31, 2004)

(Date of Earliest Event Reported)

CREDENCE SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-22366	94-2878499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1421 California Circle Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)

408-635-4300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2004, Credence Systems Corporation (the “Company”) entered into an Executive Employment Agreement with John C. Batty (the “Batty Agreement”), pursuant to which Mr. Batty shall be employed by the Company in the position of Senior Vice President, Chief Financial Officer and Secretary. The terms of the Batty Agreement include the following: (i) Mr. Batty’s initial annual base salary is $285,000; (ii) Mr. Batty is eligible for an annual target incentive bonus equal to 60% of his then-current annual base salary; (iii) Mr. Batty is entitled to receive an option to purchase 250,000 shares of the Company’s Common Stock, which option shall vest over a 4 year period in accordance with the Company’s customary stock option policies and the terms and conditions of the Company’s 1993 Stock Option Plan; (iv) Mr. Batty may be entitled to receive certain separation benefits, including payments equaling 100% of his then-current annual base salary plus 100% of his annual target incentive bonus, and continued vesting of Mr. Batty’s stock option shares, as further explained in the Batty Agreement; and (v) Mr. Batty may be entitled to receive full accelerated vesting of his unvested stock option shares following certain events after a change of control, as further explained in the Batty Agreement.

The Batty Agreement discussed above is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Departure of Principal Officers.

Effective December 31, 2004, John R. Detwiler has resigned from the position of Senior Vice President, Chief Financial Officer and Secretary of the Company.

(c) Appointment of Principal Officers.

In accordance with the Batty Agreement, on December 31, 2004, the Board of Directors (the “Board”) of the Company appointed Mr. Batty to the position of Senior Vice President, Chief Financial Officer and Secretary of the Company. On December 31, 2004, Mr. Batty was 49 years old. Mr. Batty’s initial term of office will be 2 years.

Prior to joining the Company, Mr. Batty served as Senior Vice President, Chief Financial Officer, Chief Operating Officer and Secretary for Network Equipment Technologies, Inc., a provider of networking technology platforms that are used for mission-critical communications solutions, from December 1999 to October 2004. From 1997 to December 1999, Mr. Batty served as Vice President of Finance and Chief Financial Officer of Verilink, a provider of intelligent wide-area-network access solutions.

For a brief description of the material terms of the Batty Agreement, see Item 1.01 of this Form 8-K, which is incorporated herein by reference in its entirety.

The press release issued on January 3, 2005 by the Company announcing Mr. Batty’s appointment to the position of Senior Vice President, Chief Financial Officer and Secretary of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

(d) Election of New Director.

Effective January 1, 2005, the Board appointed David A. Ranhoff to serve as a Director of the Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Executive Employment Agreement, dated December 31, 2004, by and between the Company and John C. Batty.

99.1	Press Release, issued January 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDENCE SYSTEMS CORPORATION

By:	/s/ David A. Ranhoff
David A. Ranhoff President and Chief Executive Officer

Date: January 3, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Employment Agreement, dated December 31, 2004, by and between the Company and John C. Batty.

99.1	Press Release, issued January 3, 2005.